                              Aircastle Advisor LLC
                       300 First Stamford Place, 5th Floor
                                Stamford CT 06902

March 8, 2006

Mark Zeidman
c/o Aircastle Advisor LLC
300 First Stamford Place, 5th Floor
Stamford CT  06902

Dear  Mark:

     Reference is made to that certain letter agreement, dated February 3, 2005
(the "Letter Agreement"), between you and Aircastle Investment Limited ("AIL").

1.   By signing this letter, Aircastle Advisor LLC ("AALLC") confirms that it has assumed any and all obligations of "Aircastle" or "Company" under the
     Letter Agreement, as amended hereby, and you confirm that Aircastle
     Investment Limited has no obligation or liability under the Letter
     Agreement.

2.   Guaranteed Minimum Bonus.

     The first two paragraphs of "Aircastle Incentive Compensation" in the
     Letter Agreement are hereby deleted and the following is substituted in lieu therefor:

     "Subject to the terms of this Letter Agreement, you will be paid a minimum annual bonus for the calendar year 2006, which shall be paid to you on or prior to January 31, 2007, in an amount not less than $550,000 (the
     "Guaranteed Minimum Bonus")."

3.   Initial Grant.

     On and as of the date hereof you have executed a Restricted Share Agreement in respect of certain shares of Aircastle Investment Limited. Accordingly, the following provisions are deleted from the Letter Agreement:

     (a)  the "Equity Incentive Plan" paragraph and Exhibit B to the Letter
          Agreement; and

     (b)  in the first paragraph of "Restrictive Covenants", (i) the words and figures "twelve (12) months" shall be amended to read "six (6) months"
          in the first sentence thereof and (ii) the words ", Fortress has lowered....; or (ii)" shall be deleted from the last sentence thereof.

4.   Miscellaneous.

     Except as expressly set forth herein, the Letter Agreement remains in full force and effect, unchanged.

AIRCASTLE ADVISOR LLC

By: /s/ David Walton
    ----------------------------

Accepted and agreed to, this 14th day of March, 2006:

/s/ Mark Zeidman
--------------------------------
Mark Zeidman

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